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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM  8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  July 2, 2001


                              SAFLINK CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-2027                  95-4346070
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                  18650 N.E. 67/th/ Court, Redmond, WA 98052
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (425) 881-6766
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Item 5. Other Events

        The consent of KPMG LLP, SAFLINK Corporation's independent public accountants, filed on June 22, 2001, as an exhibit to SAFLINK's amended Annual Report on Form 10-K/A for the year ended December 31, 2000, omitted reference to a Registration Statement (No. 33-68832) on Form S-
        8. An amended consent from KPMG LLP is filed as Exhibit 23.1 hereto.

Item 7. Financial Statements and Exhibits

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits

           The exhibits listed on the Exhibit Index on page 4 are filed as part of this Report.
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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAFLINK Corporation

Date: July 2, 2001

                              By: /s/ Glenn L. Argenbright
                                 -------------------------------------
                                 Glenn L. Argenbright
                                 President and Chief Executive Officer

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER
------

  23.1    Consent of KPMG, LLP

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